As filed with the Securities and Exchange Commission on June 2, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2017

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2017	3

Chairman’s Letter	(Unaudited) March 31, 2017

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 6-month period ended March 31, 2017. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2017

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2017

•	Emerging Markets (EM) Debt

Over the 6-month period ended March 31, 2017, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds posted mixed returns. Immediately following the November U.S. election, USD-denominated EM fixed income sectors sold off, driven by wider credit spreads reflecting U.S. policy uncertainty and higher U.S. Treasury yields reflecting potentially increased deficit spending in the new administration. However, the negative investor sentiment to risk assets was short lived, as markets began anticipating tax cuts and industry deregulation that could lead to higher growth expectations. By the end of March 2017, credit spreads were tighter than pre-election spread levels. EM corporate bonds outperformed EM sovereign bonds, in part due to the shorter corporate duration, as U.S. Treasury yields rose over the period.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2017, the Bloomberg Barclays U.S. MBS Index had a return of -1.51% with its duration extending from 2.50 to 4.95 years. During the period, U.S. Treasury yields increased across the curve with 2-year yields increasing by 0.49% and 10-year yields increasing by 0.79%. Aggregate prepayment speeds for Ginnie Mae, Fannie Mae, and Freddie Mac declined by about 42%. Though this appears to be a large decline nominally, speeds only declined by about 8 CPR (Conditional Prepayment Rate) and still remain on the slower end of the range historically. Total gross Agency MBS issuance has been roughly $800 billion since September 2016, which was largely attributable to the high volume of issuance towards the latter half of 2016, with borrowers taking advantage of historically low 30-year mortgage rates (based on Freddie Mac U.S. 30-year Commitment Rates). Overall refinancing activity, as measured by Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined, while purchasing activity, as measured by MBA Purchase Index Seasonally-Adjusted, increased during this time. Coupon spreads against U.S. Treasury 5-year and 10-year yields were at the tightest at the end of 2016 and continue to be range bound for most of 2017 thus far, fueled by strong demand from domestic banks, and foreign investors with the Federal Reserve (Fed) continuing to reinvest their paydowns of mortgages.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2017, non-Agency MBS spreads continued to tighten in conjunction with a tightening in credit spreads in general. Investment Grade Corporate, High Yield (HY), and Structured Products all tightened during the reporting period. Contributing to the tightening of spreads has been an improvement in housing fundamentals, primarily home price appreciation, and the technicals of the non-Agency MBS market where no new securities have been created since the financial crisis, leading to a supply and demand imbalance.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2017, new issue CMBS spreads tightened alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -2.19%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -2.18%. While the post-election, risk-on sentiment led to spread tightening due to a lower required risk premium, CMBS yields were mixed for the period given a rise in 10-year swap yields. Both indices saw negative returns for the reporting period as cash was allocated away from fixed income products and into equities. For the reporting period, 10-year AAA last cash flows (LCFs) tightened by 0.21% to 0.94% over swaps while BBB- bonds tightened by 1.35% to 4.40% over swaps. Seven private label transactions priced in March 2017, which was 1.6 times higher than February 2017 and roughly in line with March 2016. The delinquency rate for U.S. Commercial Real Estate loans is now 5.37%, up 0.59% over the period, and 1.15% year-over-year as 10-year loans originated in 2006/2007 face difficulty refinancing at maturity.

•	U.S. High Yield (HY)

For the 6-month period ended March 31, 2017, the Citi High-Yield Cash-Pay Capped Index returned 4.24%. Shorter-maturity bonds outperformed longer ones, with those maturing in between 1-7 years returning 4.67%, while those maturing in 7 years or more returned 3.42%. Bonds with lower credit ratings far outpaced those with higher credit ratings, as CCC-rated issues returned 8.66%, while BB- and B-rated rated issues returned 3.78%. For the period, notable outperformers by industry were commodity-related and included Energy, Industrials and Metals & Mining. The underperforming sectors over the period were Pharmaceuticals and Retail.

Semi-Annual Report	March 31, 2017	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2017

•	Bank Loans

For the 6-month period ended March 31, 2017, the S&P/LSTA Leverage Loan Index returned 3.43%. There was outperformance at the lower end of the credit quality spectrum, as the CCC subindex rose 14% compared to returns of 3% for the single-B subindex and 2% for the BB subindex. The weighted-average bid price of the S&P/LSTA Leverage Loan Index ended the period at $98.22, up from $95.12 at the beginning of the period. The default rate by principal amount declined from 1.95% to 1.49% for the period.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2017, CLOs saw a surge in issuance as we approached year-end and then a lull at the beginning of 2017. On average, each month saw about $7 billion in monthly issuance bringing the total issuance to $43 billion for the period. The resurgence in the new issue market can be attributed to both the strength in the loan market and managers trying to issue deals ahead of the implementation of the Dodd-Frank Risk Retention rules at the end of 2016. CLO refinancing and resetting remained extremely active over the period. Refinancing and resetting allows CLO collateral managers to take advantage of cheaper financing without the cost of ramping an entirely new CLO deal. Spreads continued to tighten over the period, especially in the mezzanine space during the first quarter of 2017.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2017

For the 6-month period ended March 31, 2017, the DoubleLine Income Solutions Fund outperformed the Bloomberg Barclays Global Aggregate Bond Index on a net asset value basis (as well as market price basis), largely due to a rally in credit exposures. Strong positive returns formed a stark contrast with Bloomberg Barclays Global Aggregate Bond Index losses for the period. A bull market in spread products continued after the turmoil earlier in the year quickly fell to the background and continued during the first three months of 2017. This was most acutely evidenced by the strong returns for HY and EM exposures. CLOs contributed positively to returns for the period as the appetite for floating rate products increased when the Fed’s hawkish tone took a hold of forward-looking short-term rates. Also, leverage increased moderately over the period.

6-Month Period Ended 3-31-17	6-Months (Not Annualized)
Net Asset Value (NAV) Return	8.04%
Market Price Return	9.80%
Bloomberg Barclays Global Aggregate Bond Index	-5.43%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities, sectors and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s Investors Service, Inc. (Moody’s) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine

Semi-Annual Report	March 31, 2017	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2017

cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Bloomberg Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on the corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Mortgage Bankers Association U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2017

DSL
Income Solutions Fund Returns as of March 31, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-26-13 to 3-31-17)
Total Return based on NAV	8.04%	27.11%	6.56%	5.78%
Total Return based on Market Price	9.80%	31.22%	8.11%	3.63%
Bloomberg Barclays Global Aggregate Bond Index	-5.43%	-1.90%	-0.39%	-0.03%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2017	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 11.7%

	Alinta Energy Finance Pty Ltd.,
358,053	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	6.38%	#	08/13/2018	359,530

	Alinta Energy Finance Pty Ltd.,
5,386,189	Senior Secured 1st Lien Term Loan, Tranche B	6.38%	#	08/13/2019	5,408,407

	Allflex Holdings, Inc.,
5,333,000	Guaranteed Secured 2nd Lien Term Loan	8.00%	#	07/19/2021	5,344,119

	Anchor Glass Container Corporation,
2,000,000	Secured 2nd Lien Term Loan	8.75%	#	12/06/2024	2,043,750

	Applied Systems, Inc.,
6,000,000	Secured 2nd Lien Term Loan, Tranche B	7.65%	#	01/24/2022	6,063,000

	Ascena Retail Group, Inc.,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan Tranche B	5.50%	#	08/22/2022	1,805,000

	Aspen Merger Sub, Inc.,
4,000,000	Secured 2nd Lien Term Loan	9.75%	#	09/27/2024	4,040,000

	Asurion LLC,
8,900,000	Secured 2nd Lien Term Loan	8.50%	#	03/03/2021	9,024,600

	Avantor Performance Materials Holdings LLC,
1,388,947	Guaranteed Secured 2nd Lien Term Loan	9.25%	#	03/07/2025	1,399,364

	Avantor Performance Materials Holdings LLC,
61,053	Guaranteed Secured 2nd Lien Term Loan, Delayed Draw	9.25%	#&	03/07/2025	61,511

	BJ’s Wholesale Club, Inc.,
6,000,000	Senior Secured 2nd Lien Term Loan	8.50%	#	02/03/2025	5,871,000

	Capital Automotive LP,
8,000,000	Guaranteed Secured 2nd Lien Term Loan	7.00%	#	03/24/2025	8,107,520

	Ceva Group PLC,
3,802,839	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	3,336,991

	Ceva Group PLC,
475,355	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	417,124

	Ceva Group PLC,
2,691,923	Guaranteed Senior Secured 1st Lien Term Loan	0.90%	#	03/19/2021	2,362,162

	Ceva Intercompany BV,
2,757,058	Guaranteed Senior Secured 1st Lien Term Loan	6.54%	#	03/19/2021	2,419,318

	CH Hold Corporation,
630,000	Secured 2nd Lien Term Loan	8.25%	#	02/03/2025	640,631

	Cologix, Inc.,
900,000	Secured 2nd Lien Term Loan	8.00%	#	03/14/2025	902,255

	Colorado Buyer, Inc.,
2,140,000	Guaranteed Secured 2nd Lien Term Loan	8.25%	#	03/15/2025	2,156,050

	Compuware Corporation,
4,819,222	Guaranteed Secured 2nd Lien Term Loan	9.25%	#	12/15/2022	4,857,390

	CSM Bakery Solutions LLC,
2,900,000	Secured 2nd Lien Term Loan	8.76%	#¥	07/02/2021	2,523,014

	Cvent, Inc.,
7,000,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/29/2023	7,043,750

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Daseke, Inc.,
950,000	Guaranteed Senior Secured 1st Lien Term Loan	6.50%	#	02/27/2024	959,500

	Daseke, Inc.,
380,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan	6.50%	#&	02/27/2018	383,800

	EnergySolutions LLC,
3,911,909	Senior Secured 1st Lien Term Loan, Tranche B	6.75%	#	05/29/2020	3,962,431

	Foresight Energy LLC,
7,315,000	Guaranteed Senior Secured 1st Lien Term Loan	6.75%	#	03/16/2022	7,145,841

	FullBeauty Brands Holdings Corporation,
955,350	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	10/14/2022	802,494

	Gavilan Resources LLC,
3,330,000	Secured 2nd Lien Term Loan	7.00%	#	03/01/2024	3,300,863

	Goldcup Merger Sub, Inc.,
1,120,533	Senior Secured 1st Lien Term Loan, Tranche B	6.03%	#	05/02/2023	1,135,592

	Greenway Health LLC,
1,630,000	Guaranteed Senior Secured 1st Lien Term Loan	5.75%	#	02/16/2024	1,643,244

	GTCR Valor Companies, Inc.,
8,014,440	Senior Secured 1st Lien Term Loan, Tranche B	7.15%	#	06/16/2023	8,068,498

	Healogics Inc.,
5,700,000	Secured 2nd Lien Term Loan	9.00%	#	07/01/2022	4,056,490

	Interior Logic Group, Inc.,
4,455,000	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	03/01/2024	4,382,606

	Jazz Acquisition, Inc.,
5,000,000	Secured 2nd Lien Term Loan	7.90%	#	06/17/2022	4,462,500

	Jo-Ann Stores LLC,
4,000,000	Senior Secured 1st Lien Term Loan	6.26%	#	10/20/2023	3,930,020

	Kronos, Inc.,
4,500,000	Secured 2nd Lien Term Loan	9.28%	#	11/01/2024	4,656,105

	Lightstone Holdco LLC,
1,597,446	Senior Secured 1st Lien Term Loan, Tranche B	5.54%	#	01/30/2024	1,609,626

	Lightstone Holdco LLC,
98,551	Senior Secured 1st Lien Term Loan, Tranche C	5.54%	#	01/30/2024	99,302

	Lonestar Intermediate Super Holdings LLC,
5,000,000	Senior Unsecured Term Loan (PIK 10.75%)	10.00%	#	08/31/2021	5,212,500

	Longview Power LLC,
5,895,000	Senior Secured 1st Lien Term Loan, Tranche B	7.00%	#	04/13/2021	5,000,905

	Masergy Communications, Inc.,
3,590,000	Secured 2nd Lien Term Loan	9.50%	#	12/16/2024	3,634,875

	Mauser Holding GmbH,
6,850,000	Guaranteed Secured 2nd Lien Term Loan	8.75%	#	07/29/2022	6,877,845

	Mitchell International, Inc.,
6,000,000	Guaranteed Secured 2nd Lien Term Loan	8.54%	#	10/11/2021	6,037,530

	National Vision, Inc.,
2,615,000	Secured 2nd Lien Term Loan	6.75%	#	03/11/2022	2,552,894

	NVA Holdings, Inc.,
5,850,000	Secured 2nd Lien Term Loan	8.15%	#	08/12/2022	5,906,043

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Optiv Security, Inc.,
460,000	Secured 2nd Lien Term Loan	8.25%	#	02/01/2025	469,488

	P2 Upstream Acquisition Company,
3,095,000	Guaranteed Secured 2nd Lien Term Loan	9.25%	#¥	04/30/2021	2,981,522

	P2 Upstream Acquisition Company,
1,935,000	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	10/30/2020	1,912,022

	PGX Holdings, Inc.,
5,114,904	Senior Secured 1st Lien Term Loan	6.25%	#	09/29/2020	5,135,696

	Pike Corporation,
390,000	Guaranteed Secured 2nd Lien Term Loan	9.00%	#	09/10/2024	396,825

	Zodiac Pool Solutions LLC,
5,700,000	Guaranteed Secured 2nd Lien Term Loan	10.15%	#	12/20/2024	5,673,865

	Polycom, Inc.,
7,366,667	Senior Secured 1st Lien Term Loan	6.25%	#	09/27/2023	7,482,692

	Precyse Acquisition Corporation,
3,890,600	Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	10/20/2022	3,917,367

	Press Ganey Holdings, Inc.,
500,000	Guaranteed Senior Secured 2nd Lien Term Loan	8.25%	#	10/21/2024	511,875

	Rack Merger Sub, Inc.,
3,000,000	Guaranteed Secured 2nd Lien Term Loan, Tranche B	8.25%	#	10/03/2022	2,932,500

	RentPath LLC,
5,924,242	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#¥	12/17/2021	5,847,701

	RentPath LLC,
2,900,000	Guaranteed Senior Secured 2nd Lien Term Loan	10.00%	#¥	12/16/2022	2,791,250

	Rhode Island State Energy Partners,
3,252,150	Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	12/16/2022	3,268,411

	Sedgwick, Inc.,
7,580,000	Guaranteed Secured 2nd Lien Term Loan	6.75%	#¥	02/28/2022	7,594,212

	SESAC Holdco II LLC,
2,500,000	Secured 2nd Lien Term Loan	8.30%	#	02/24/2025	2,510,938

	Evergreen Skills,
5,988,559	Senior Secured 1st Lien Term Loan	5.75%	#	04/28/2021	5,524,476

	Solenis International LP,
5,850,000	Guaranteed Secured 2nd Lien Term Loan	7.80%	#	07/29/2022	5,804,311

	Solera LLC,
4,504,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/03/2023	4,532,968

	SRS Distribution, Inc.,
3,950,000	Secured 2 Lien Term Loan	9.75%	#	02/24/2023	4,108,000

	Stena International,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.15%	#	03/03/2021	931,430

	Summit Midstream Partners Holdings LLC,
2,505,000	Senior Secured 1st Lien Term Loan, Tranche B	7.02%	#	05/13/2022	2,555,100

	Tekni-Plex, Inc.,
812,625	Secured 2nd Lien Term Loan	8.75%	#	06/01/2023	813,641

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TKC Holdings,
2,520,000	Secured 2nd Lien Term Loan	8.50%	#	02/01/2024	2,533,394

	Transtar Holding Company,
3,410,496	Secured 2nd Lien Term Loan	13.75%	#¥Ω	10/09/2019	36,953

	US Renal Care, Inc.,
4,840,000	Senior Secured 2nd Lien Term Loan	9.15%	#	12/29/2023	4,356,000

	Vizient, Inc.,
1,167,309	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/13/2023	1,178,253

	Wand Intermediate LP,
2,672,981	Secured 2nd Lien Term Loan	8.25%	#¥	09/19/2022	2,693,028

	WASH Multifamily Laundry Systems LLC,
1,650,859	Secured 2nd Lien Term Loan	8.00%	#	05/15/2023	1,650,859

	WASH Multifamily Laundry Systems LLC,
289,141	Secured 2nd Lien Term Loan	8.00%	#	05/15/2023	289,141

	Total Bank Loans (Cost $254,953,957)				252,441,908

COLLATERALIZED LOAN OBLIGATIONS 9.2%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2	5.27%	#^	07/15/2026	2,010,163
6,000,000	Series 2014-1A-E2	7.27%	#^	07/15/2026	6,045,027

	ALM LLC,
2,000,000	Series 2014-11A-C	4.52%	#^	10/17/2026	2,006,644
1,000,000	Series 2016-19A-C	5.37%	#^	07/15/2028	1,018,200
5,000,000	Series 2016-19A-C	8.37%	#^	07/15/2028	5,100,766

	Apidos Ltd.,
1,750,000	Series 2013-14A-E	5.42%	#^	04/15/2025	1,675,765
1,000,000	Series 2014-18A-E	7.04%	#^	07/22/2026	913,051

	ARES Ltd.,
3,500,000	Series 2012-3A-ER	8.02%	#^	01/17/2024	3,576,005

	Atrium Corporation,
4,500,000	Series 2017-12A-E	6.99%	#^	10/22/2026	4,538,614

	Babson Ltd.,
2,827,890	Series 2016-2A-E	7.93%	#^	07/20/2028	2,863,521

	Barings Ltd.,
4,000,000	Series 2016-3A-D	8.17%	#^	01/15/2028	4,054,295

	Birchwood Park Ltd.,
500,000	Series 2014-1A-E2	7.42%	#^	07/15/2026	503,486

	BlueMountain Ltd.,
740,000	Series 2012-1A-E	6.53%	#^	07/20/2023	743,695
8,000,000	Series 2012-2A-ER	8.15%	#^	11/20/2028	8,112,706
1,500,000	Series 2015-2A-F	7.82%	#^	07/18/2027	1,393,554
3,000,000	Series 2016-2A-D	8.05%	#^	08/20/2028	3,080,657

	Bristol Park Ltd.,
5,000,000	Series 2016-1A-E	8.13%	#^	04/15/2029	5,060,491

	Brookside Mill Ltd.,
4,500,000	Series 2013-1A-D	4.07%	#^	04/17/2025	4,412,632

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2016-4A-D	7.78%	#^	10/20/2027	2,030,272

	Cent Ltd.,
3,450,000	Series 2013-18A-D	4.49%	#^	07/23/2025	3,445,749
8,500,000	Series 2013-18A-E	5.64%	#^	07/23/2025	8,119,396

	Flatiron Ltd.,
2,000,000	Series 2012-1X-D	6.54%	#	10/25/2024	1,999,786

	Galaxy Ltd.,
3,000,000	Series 2014-18A-D2	5.32%	#^	10/15/2026	3,000,000
5,000,000	Series 2014-18A-E2	7.32%	#^	10/15/2026	5,049,988

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GoldenTree Loan Opportunities Ltd.,
10,000,000	Series 2015-10A-E1	7.03%	#^	07/20/2027	10,055,428

	Halcyon Loan Advisors Funding Ltd.,
2,000,000	Series 2012-1A-D	6.54%	#^	08/15/2023	1,987,109
1,000,000	Series 2014-2A-C	4.54%	#^	04/28/2025	978,138
1,000,000	Series 2014-2A-D	6.04%	#^	04/28/2025	922,215
1,000,000	Series 2014-2A-E	6.79%	#^	04/28/2025	854,661

	LCM LP,
3,500,000	Series 14A-E	5.67%	#^	07/15/2025	3,330,807
3,500,000	Series 14A-F	6.17%	#^	07/15/2025	3,165,115
7,000,000	Series 19A-E1	7.47%	#^	07/15/2027	7,036,993

	Madison Park Funding Ltd.,
2,500,000	Series 2014-13X-E	6.02%	#	01/19/2025	2,462,500
10,022,500	Series 2015-18A-E2	7.39%	#^	10/21/2026	10,078,217
1,500,000	Series 2016-22A-E	7.55%	#^	10/25/2029	1,519,864

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR	8.02%	#^	01/15/2025	10,088,173
7,500,000	Series 2015-16A-E	7.37%	#^	01/18/2028	7,603,633

	North End Ltd.,
5,250,000	Series 2013-1A-D	4.52%	#^	07/17/2025	5,209,909

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	4.37%	#^	07/17/2025	2,000,727
9,500,000	Series 2013-1A-E	5.52%	#^	07/17/2025	8,866,107
2,000,000	Series 2014-1A-D	7.64%	#^	11/14/2026	2,020,054
4,000,000	Series 2017-1A-D	7.23%	#^	03/17/2030	3,981,704

	THL Credit Wind River Ltd.,
2,000,000	Series 2015-2A-E	6.72%	#^	10/15/2027	1,999,815
5,000,000	Series 2017-1A-E	7.45%	#^	04/18/2029	4,979,579

	Venture Ltd.,
5,900,000	Series 2015-22A-E	7.77%	#^	01/15/2028	5,883,415
3,000,000	Series 2016-12A-ER	7.25%	#^	02/28/2026	2,940,261
5,000,000	Series 2016-24A-E	7.79%	#^	10/20/2028	5,022,500

	WhiteHorse Ltd.,
2,000,000	Series 2012-1A-B1L	5.28%	#^	02/03/2025	2,002,636
1,250,000	Series 2012-1A-B2L	6.28%	#^	02/03/2025	1,217,445
1,600,000	Series 2012-1A-B3L	7.53%	#^	02/03/2025	1,482,148
3,250,000	Series 2013-1A-B1L	4.75%	#^	11/24/2025	3,258,487

	Wind River Ltd.,
2,500,000	Series 2013-2A-D	4.62%	#^	01/18/2026	2,505,925
2,500,000	Series 2013-2A-E	5.77%	#^	01/18/2026	2,400,923
2,000,000	Series 2016-1A-D	5.67%	#^	07/15/2028	2,019,809

	Total Collateralized Loan Obligations (Cost $195,912,811)				198,628,760

FOREIGN CORPORATE BONDS 61.3%
5,301,656	ACI Airport Sudamerica S.A.	6.88%		11/29/2032	5,275,148
3,850,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	3,984,750
9,400,000	Aeropuertos Dominicanos Siglo S.A.	6.75%	^	03/30/2029	9,844,526
25,000,000	AES Andres B.V.	7.95%	^	05/11/2026	26,884,250
8,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	7,460,000
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	17,717,500
6,000,000	AES Gener S.A.	8.38%		12/18/2073	6,337,500
24,850,000	Ajecorp B.V.	6.50%		05/14/2022	18,451,125
4,305,000	Alcoa Nederland Holding BV	7.00%	^	09/30/2026	4,703,212
19,964,000	Alfa S.A.B. de C.V.	6.88%		03/25/2044	20,463,100
92,423	Autopistas del Nordeste Ltd.	9.39%		04/15/2024	94,040
27,000,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	26,892,000
13,000,000	Avianca Holdings S.A.	8.38%		05/10/2020	12,948,000
1,585,000	Banco de Galicia y Buenos Aires S.A.	8.75%		05/04/2018	1,591,641
1,160,000	Banco de Galicia y Buenos Aires S.A.	8.25%	#	07/19/2026	1,261,836

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
26,428,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	26,974,002
572,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	583,818
40,000,000	Banco do Brasil S.A.	9.25%	#†	04/15/2023	42,450,000
6,350,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	6,604,000
14,800,000	Banco GNB Sudameris S.A.	6.50%	^	04/03/2027	15,036,060
15,000,000	Banco Macro S.A.	6.75%	#^	11/04/2026	15,093,000
10,000,000	Banco Macro S.A.	6.75%	#	11/04/2026	10,062,000
27,000,000	Banco Mercantil del Norte S.A.	5.75%	#	10/04/2031	26,493,750
2,258,000	Bantrab Senior Trust	9.00%		11/14/2020	2,111,230
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	9,350,000
23,205,000	BR Malls International Finance Ltd.	8.50%	†	07/21/2017	23,379,038
19,000,000	Braskem Finance Ltd.	7.38%	†	04/07/2017	19,047,500
3,925,000	C10 Capital SPV Ltd.	5.86%	#†	05/15/2017	3,786,448
250,000	C5 Capital Ltd.	5.42%	#†	05/02/2017	212,500
9,046,000	Camelot Finance S.A.	7.88%	^	10/15/2024	9,611,285
15,500,000	Camposol S.A.	10.50%	^	07/15/2021	16,391,250
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	15,361,510
3,500,000	Cia General de Combustibles S.A.	9.50%	^	11/07/2021	3,713,500
25,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	22,250,000
2,612,000	Colombia Telecomunicaciones S.A.	8.50%	#†	03/30/2020	2,573,055
32,000,000	Colombia Telecomunicaciones S.A.	8.50%	#^†	03/30/2020	31,522,880
7,600,000	Comision Federal de Electricidad	6.13%		06/16/2045	7,847,000
29,350,000	Corp Group Banking S.A.	6.75%		03/15/2023	28,249,082
7,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	7,087,500
31,000,000	Cosan Overseas Ltd.	8.25%	†	05/05/2017	31,232,500
9,450,000	Coveris Holdings S.A.	7.88%	^	11/01/2019	9,355,500
17,500,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	17,762,500
12,500,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	12,687,500
38,600,000	Digicel Ltd.	8.25%		09/30/2020	33,326,082
5,000,000	Digicel Ltd.	7.13%		04/01/2022	3,912,500
5,000,000	Digicel Ltd.	7.13%	^	04/01/2022	3,912,500
8,000,000	Ecopetrol S.A.	7.38%		09/18/2043	8,588,000
5,000,000	Ecopetrol S.A.	5.88%		05/28/2045	4,592,250
25,000,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	21,312,500
5,000,000	Eldorado International Finance GMBH	8.63%		06/16/2021	4,262,500
13,000,000	Far East Capital Ltd. S.A.	8.75%	^Ω	05/02/2020	8,450,000
5,000,000	Far East Capital Ltd. S.A.	8.75%	Ω	05/02/2020	3,250,000
7,800,000	Financiera Independencia S.A.B. de .C.V.	7.50%	^	06/03/2019	8,014,500
10,200,000	Financiera Independencia S.A.B. de C.V.	7.50%		06/03/2019	10,480,500
9,765,000	GeoPark Latin America Ltd.	7.50%	^	02/11/2020	9,862,650
10,235,000	GeoPark Latin America Ltd.	7.50%		02/11/2020	10,337,350
10,900,000	GFL Environmental, Inc.	9.88%	^	02/01/2021	11,853,750
25,065,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	26,067,600
3,000,000	Grupo Famsa S.A.B. de C.V.	7.25%		06/01/2020	2,445,000

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	8,150,000
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	13,027,875
12,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	10,900,875
26,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	26,845,000
4,000,000	Grupo Posadas S.A.B. de C.V.	7.88%		06/30/2022	4,130,000
4,550,000	Grupo Televisa SAB	5.00%		05/13/2045	4,168,798
28,000,000	GTL Trade Finance, Inc.	7.25%		04/16/2044	27,650,000
18,768,000	Inkia Energy Ltd.	8.38%		04/04/2021	19,331,040
5,622,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	5,790,660
11,800,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	10,103,750
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	12,843,750
1,954,000	Intelsat Connect Finance S.A.	12.50%	^	04/01/2022	1,753,715
5,180,000	Intelsat Jackson Holdings S.A.	8.00%	^	02/15/2024	5,503,750
1,446,000	Intelsat S.A.	7.75%		06/01/2021	874,830
3,500,000	JBS Investments GmbH	7.25%		04/03/2024	3,640,000
12,920,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	13,178,400
7,525,000	LBC Tank Terminals Holding B.V.	6.88%	^	05/15/2023	7,845,715
23,000,000	Magnesita Finance Ltd.	8.63%	†	05/01/2017	22,988,500
15,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	14,925,000
15,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	15,709,500
4,800,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	4,728,000
17,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	18,375,000
13,168,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	13,826,400
3,000,000	Nitrogenmuvek Vegyipari Zrt	7.88%		05/21/2020	3,170,940
30,000,000	Noble Group Ltd.	6.00%	#†	06/24/2019	22,650,000
29,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	1,305,000
4,784,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2018	215,280
10,000,000	Odebrecht Finance Ltd.	5.25%		06/27/2029	3,550,000
28,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	10,360,000
5,000,000	Odebrecht Finance Ltd.	7.50%	†	05/01/2017	1,893,750
10,000,000	Pampa Energia S.A.	7.50%	^	01/24/2027	10,139,000
15,200,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	12,918,480
25,000,000	Petrobras Argentina S.A.	7.38%	^	07/21/2023	26,156,250
25,000,000	Petrobras Global Finance B.V.	6.75%		01/27/2041	23,525,000
10,500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	10,421,250
7,500,000	Sappi Papier Holding GmbH	7.50%		06/15/2032	7,425,000
21,119,000	Sappi Papier Holding GmbH	7.50%	^	06/15/2032	20,907,810
12,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	11,910,000
10,170,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	10,093,725
1,210,000	TAM Capital 3, Inc.	8.38%		06/03/2021	1,252,955
14,680,000	Telesat LLC	8.88%	^	11/15/2024	16,148,000
3,000,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	3,112,500
2,770,000	TV Azteca S.A.B. de C.V.	7.50%		05/25/2018	2,770,000
28,007,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	27,656,912
24,100,000	Unifin Financiera S.A.B. de C.V.	7.25%	^	09/27/2023	24,401,250
17,000,000	Vedanta Resources PLC	8.25%		06/07/2021	18,309,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
27,000,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	27,607,500
2,890,000	Weatherford International Ltd.	9.88%	^	02/15/2024	3,359,625

	Total Foreign Corporate Bonds (Cost $1,373,897,440)				1,318,954,503

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 4.2%
9,400,000	Argentine Republic Government International Bond	7.13%		07/06/2036	9,103,900
25,000,000	Argentine Republic Government International Bond	7.63%		04/22/2046	25,462,500
25,000,000	Dominican Republic International Bond	6.85%		01/27/2045	26,000,000
30,000,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	30,456,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $87,173,226)				91,022,400

MUNICIPAL BONDS 1.3%
45,000,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	28,012,500

	Total Municipal Bonds (Cost $37,990,594)				28,012,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.6%

	Bear Stearns Commercial Mortgage Securities, Inc.,
9,948,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	9,559,234

	Citigroup Commercial Mortgage Trust,
10,000,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	8,046,873
98,333,267	Series 2015-GC27-XA	1.43%	# I/O	02/10/2048	8,210,749

	Commercial Mortgage Pass-Through Certificates,
6,465,000	Series 2012-CR4-E	4.57%	#^	10/15/2045	4,426,456
3,438,112	Series 2014-UBS4-E	3.75%	^	08/10/2047	2,265,850
3,929,315	Series 2014-UBS4-F	3.75%	^	08/10/2047	2,311,109
7,367,549	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	2,263,208
14,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	—

	Great Wolf Trust,
30,000,000	Series 2015-WFMZ-M	7.90%	#^	05/15/2032	30,953,022

	GS Mortgage Securities Corporation,
17,730,000	Series 2014-GC20-E	4.37%	#^	04/10/2047	10,598,302
65,010,362	Series 2014-GC20-XD	1.19%	#^ I/O	04/10/2047	3,922,709
5,051,000	Series 2015-GC28-D	4.33%	#^	02/10/2048	3,955,988

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,100,000	Series 2003-C1-F	5.44%	#^	01/12/2037	4,026,707

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,267,987	Series 2007-LDPX-AM	5.46%	#	01/15/2049	4,264,500
3,760,000	Series 2011-C5-E	4.00%	#^	08/15/2046	3,093,655
12,817,000	Series 2015-JP1-F	4.74%	#^	01/15/2049	9,190,904

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	2,917,823
14,113,175	Series 2014-C19-E	4.00%	#^	04/15/2047	10,242,157
7,840,900	Series 2014-C19-F	3.75%	#^	04/15/2047	4,425,325
25,090,332	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	7,713,897
11,900,000	Series 2014-C21-E	3.90%	#^	08/15/2047	7,852,739
55,727,164	Series 2014-C21-XD	0.76%	#^ I/O	08/15/2047	2,400,570
80,513,014	Series 2014-C26-XA	1.17%	# I/O	01/15/2048	4,308,042

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust, (Cont.)
12,020,000	Series 2015-C27-E	2.81%	#^	02/15/2048	6,886,246
24,531,000	Series 2015-C27-XE	1.54%	#^ I/O	02/15/2048	2,397,037

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
1,222,118	Series 2006-1-B	6.00%	#	02/12/2039	1,220,328

	UBS-Barclays Commercial Mortgage Trust,
14,085,000	Series 2013-C5-E	4.08%	#^	03/10/2046	10,092,466

	Wachovia Bank Commercial Mortgage Trust,
25,305,000	Series 2007-C33-AJ	6.05%	#	02/15/2051	25,398,368
3,937,000	Series 2007-C33-B	6.05%	#	02/15/2051	3,837,532

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^	08/15/2050	3,081,936
4,870,000	Series 2014-LC16-XC	1.64%	#^ I/O	08/15/2050	466,526
12,175,807	Series 2014-LC16-XD	1.64%	#^ I/O	08/15/2050	1,040,249
18,361,980	Series 2015-C29-E	4.23%	#^	06/15/2048	11,671,187
9,180,600	Series 2015-C29-F	4.23%	#^	06/15/2048	4,358,435
39,018,814	Series 2015-C29-G	4.23%	#^¥	06/15/2048	11,945,064

	WF-RBS Commercial Mortgage Trust,
21,973,000	Series 2014-LC14-E	3.50%	#^	03/15/2047	14,191,240
87,892,034	Series 2014-LC14-XC	1.49%	#^ I/O	03/15/2047	6,863,533

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $270,772,496)				250,399,966

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 5.8%

	CIM Trust,
30,000,000	Series 2016-1RR-B2	12.32%	#^	07/26/2055	26,304,270
15,000,000	Series 2016-2RR-B2	13.12%	#^	02/27/2056	13,157,943
15,000,000	Series 2016-3RR-B2	11.38%	#^	02/27/2056	13,159,830

	PFCA Home Equity Investment Trust,
12,155,460	Series 2002-IFC2-A	4.49%	#^¥	10/22/2033	11,455,003
28,593,820	Series 2003-IFC3-A	4.37%	#^¥	08/22/2034	29,037,213
29,826,857	Series 2003-IFC4-A	3.95%	#^¥	10/22/2034	28,773,426

	Wachovia Mortgage Loan Trust,
3,012,926	Series 2007-A-4A1	3.28%	#	03/20/2037	2,697,590

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $121,325,736)				124,585,275

US CORPORATE BONDS 26.1%
5,195,000	Ahern Rentals, Inc.	7.38%	^	05/15/2023	4,493,675
6,555,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	6,374,737
12,775,000	Airxcel, Inc.	8.50%	^	02/15/2022	13,190,187
12,328,000	Alliance One International, Inc.	8.50%	^	04/15/2021	12,667,020
8,000,000	American Eagle Energy Corporation	11.00%	^Ω¥	09/01/2019	102,000
9,427,000	American Tire Distributors, Inc.	10.25%	^	03/01/2022	9,639,107
10,193,000	PetSmart, Inc.	7.13%	^	03/15/2023	9,708,832
8,490,000	BCD Acquisition, Inc.	9.63%	^	09/15/2023	9,211,650
4,105,000	Beazer Homes USA, Inc.	8.75%	^	03/15/2022	4,505,237
8,505,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	8,728,256
14,180,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	12,762,000
5,800,000	Cequel Communications Holdings LLC	7.75%	^	07/15/2025	6,441,625
12,835,000	CHS Community Health Systems, Inc.	8.00%		11/15/2019	12,626,431
2,935,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	3,085,419
6,905,000	Constellis Holdings LLC	9.75%	^	05/15/2020	7,422,875

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,000,000	CSC Holdings LLC	10.88%	^	10/15/2025	7,230,000
12,000,000	Deck Chassis Acquisition, Inc.	10.00%	^	06/15/2023	12,870,000
10,865,000	DJO Finance, LLC	8.13%	^	06/15/2021	9,425,387
13,650,000	Embarq Corporation	8.00%		06/01/2036	13,650,000
4,050,000	EMI Music Publishing Group North America Holdings, Inc.	7.63%	^	06/15/2024	4,434,750
7,375,000	Engility Corporation	8.88%	^	09/01/2024	7,835,937
14,665,000	Sophia Finance, Inc.	9.00%	^	09/30/2023	15,471,575
1,785,000	EP Energy LLC	9.38%		05/01/2020	1,691,288
9,800,000	Exterran Energy Solutions LP	8.13%	^	05/01/2025	10,020,500
3,265,000	Foresight Energy LLC	11.50%	^	04/01/2023	3,069,100
6,170,000	Frontier Communications Corporation	8.50%		04/15/2020	6,532,488
4,200,000	Frontier Communications Corporation	11.00%		09/15/2025	4,092,375
6,000,000	FTS International, Inc.	8.63%	#^	06/15/2020	6,082,500
7,253,000	FTS International, Inc.	6.25%		05/01/2022	6,382,640
12,190,000	Genesy’s Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	13,287,100
5,590,000	Grinding Media Canada, Inc.	7.38%	^	12/15/2023	5,883,475
19,320,000	Hexion, Inc.	10.38%	^	02/01/2022	19,320,000
4,415,000	Hexion, Inc.	13.75%	^	02/01/2022	4,249,438
6,175,000	Hillman Group, Inc.	6.38%	^	07/15/2022	5,921,225
7,870,000	Icahn Enterprises Finance Corporation	6.75%	^	02/01/2024	8,135,613
11,450,000	InVentiv Group Holdings, Inc.	7.50%	^	10/01/2024	11,836,438
3,240,000	Jacobs Entertainment, Inc.	7.88%	^	02/01/2024	3,341,250
18,053,000	Kindred Healthcare, Inc.	8.75%		01/15/2023	18,165,831
7,850,000	Legacy Reserves LP	6.63%		12/01/2021	5,926,750
1,600,000	MEG Energy Corporation	7.00%	^	03/31/2024	1,440,000
15,350,000	Memorial Production Partners LP	7.63%	Ω	05/01/2021	5,833,000
7,995,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	8,615,612
7,360,000	Navient Corporation	8.00%		03/25/2020	8,013,200
8,755,000	NGL Energy Finance Corporation	7.50%	^	11/01/2023	9,083,313
5,010,000	Noble Holding International Ltd.	7.75%		01/15/2024	4,834,650
9,690,000	NRG Energy, Inc.	7.25%		05/15/2026	10,029,150
10,150,000	Onex York Acquisition Corporation	8.50%	^	10/01/2022	9,541,000
9,514,000	Kenan Advantage Group, Inc.	7.88%	^	07/31/2023	9,775,635
10,142,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	11,143,523
4,890,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	4,838,044
6,295,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	6,748,240
6,340,000	Sanchez Energy Corporation	7.75%		06/15/2021	6,292,450
6,596,000	Select Medical Corporation	6.38%		06/01/2021	6,694,940
10,100,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	10,409,262
8,340,000	Solera Finance, Inc.	10.50%	^	03/01/2024	9,567,481
11,552,000	Southern Graphics, Inc.	8.38%	^	10/15/2020	11,783,040
11,590,000	Surgery Center Holdings, Inc.	8.88%	^	04/15/2021	12,285,400
3,210,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	3,153,825
11,060,000	Tenet Healthcare Corporation	6.75%		06/15/2023	10,894,100

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,840,000	TI Group Automotice Systems LLC	8.75%	^	07/15/2023	11,553,597
3,000,000	TMS International Corporation	7.63%	^	10/15/2021	3,037,500
12,956,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	12,956,000
8,185,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	8,522,631
3,925,000	Viking Cruises Ltd.	6.25%	^	05/15/2025	3,768,000
9,120,000	Vizient, Inc.	10.38%	^	03/01/2024	10,431,000
8,275,000	Woodside Homes Company LLC	6.75%	^	12/15/2021	8,688,750
15,965,000	Xerium Technologies, Inc.	9.50%		08/15/2021	16,264,344

	Total US Corporate Bonds (Cost $564,035,327)				562,012,398

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 6.6%

	Federal Home Loan Mortgage Corporation,
14,741,190	Series 3631-SJ	5.33%	# I/F I/O	02/15/2040	2,489,529
16,648,304	Series 3770-SP	5.59%	# I/F I/O	11/15/2040	1,996,455
37,248,222	Series 3980-SX	5.59%	# I/F I/O	01/15/2042	7,130,397
16,024,893	Series 4212-NS	4.31%	# I/F	06/15/2043	13,483,816

	Federal National Mortgage Association,
6,929,064	Series 2006-83-SH	5.58%	# I/F I/O	09/25/2036	1,267,206
13,561,505	Series 2007-22-S	5.77%	# I/F I/O	03/25/2037	2,524,977
28,753,943	Series 2010-123-SK	5.07%	# I/F I/O	11/25/2040	5,181,052
36,670,293	Series 2012-52-PS	5.60%	# I/F I/O	05/25/2042	7,167,414
21,621,450	Series 2013-55-US	4.53%	# I/F	06/25/2043	19,862,725
35,380,910	Series 2013-58-KS	4.45%	# I/F	06/25/2043	31,102,198
20,843,792	Series 2013-58-SC	4.53%	# I/F	06/25/2043	17,961,727
35,319,561	Series 2013-64-SH	4.53%	# I/F	06/25/2043	31,891,741

	Total US Government / Agency Mortgage Backed Obligations (Cost $152,391,742)				142,059,237

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.8%
168,331	Energy Gulf Coast, Inc.*				5,044,883
295,568	Pacific Exploration and Production Corporation*				9,192,155
118,287	SandRidge Energy, Inc.*				2,187,126

	Total Exchange Traded Funds and Common Stocks (Cost $69,663,058)				16,424,164

WARRANTS 0.0%
52,363	Energy Gulf Coast, Inc., Expiration 12/30/2021, Strike Price $43.66*				327,269

	Total Warrants (Cost $1,072,485)				327,269

SHORT TERM INVESTMENTS 1.0%
7,111,082	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		7,111,082
7,111,081	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		7,111,081

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,111,081	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		7,111,081

	Total Short Term Investments (Cost $21,333,244)				21,333,244

	Total Investments 139.6% (Cost $3,150,522,116)‡				3,006,201,624
	Liabilities in Excess of Other Assets (39.6)%				(852,056,259)

	NET ASSETS 100.0%				$2,154,145,365

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	61.3%
US Corporate Bonds	26.1%
Bank Loans	11.7%
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Collateralized Loan Obligations	9.2%
US Government / Agency Mortgage Backed Obligations	6.6%
Non-Agency Residential Collateralized Mortgage Obligations	5.8%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.2%
Municipal Bonds	1.3%
Short Term Investments	1.0%
Exchange Traded Funds and Common Stocks	0.8%
Warrants	0.0%	~
Other Assets and Liabilities	(39.6)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	11.6%
Collateralized Loan Obligations	9.2%
Consumer Products	8.9%
Oil & Gas	8.4%
Utilities	7.9%
Banking	7.4%
US Government / Agency Mortgage Backed Obligations	6.6%
Telecommunications	6.1%
Non-Agency Residential Collateralized Mortgage Obligations	5.8%
Building and Development (including Steel/Metals)	5.7%
Finance	5.2%
Healthcare	4.6%
Transportation	4.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.2%
Chemicals/Plastics	3.8%
Media	3.5%
Technology	3.4%
Conglomerates	2.6%
Construction	2.5%
Pulp & Paper	2.5%
Industrial Equipment	2.1%
Mining	1.9%
Automotive	1.9%
Business Equipment and Services	1.8%
Electronics/Electric	1.8%
Retailers (other than Food/Drug)	1.6%
Hotels/Motels/Inns and Casinos	1.6%
Beverage and Tobacco	1.5%
Insurance	1.4%
Municipal Bonds	1.3%
Financial Intermediaries	1.3%
Pharmaceuticals	1.3%
Real Estate	1.2%
Energy	1.1%
Short Term Investments	1.0%
Containers and Glass Products	0.9%
Health Care Providers & Services	0.8%
Leisure	0.6%
Environmental Control	0.3%
Food Products	0.1%
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(39.6)%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	73.1%	S
Brazil	17.1%
Mexico	13.2%
Argentina	6.4%
Colombia	5.2%
Peru	4.4%
Dominican Republic	4.2%
Chile	2.5%
Canada	2.1%
Jamaica	1.9%
Luxembourg	1.6%
South Africa	1.3%
El Salvador	1.2%
Costa Rica	1.1%
China	1.1%
India	0.8%
Netherlands	0.6%
Russia	0.5%
Guatemala	0.5%
Australia	0.3%
Uruguay	0.2%
Ireland	0.2%
Hungary	0.1%
Paraguay	0.0%	~
Other Assets and Liabilities	(39.6)%

	100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $1,490,830,364 or 69.2% of net assets.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $115,757,491 or 5.4% of net assets.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

♦	Seven-day yield as of March 31, 2017

‡	Under the Fund’s Revolving Credit and Security Agreement, the lenders, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the lenders (see Note 9).

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

*	Non-income producing security

~	Represents less than 0.05% of net assets

&	Unfunded or partially unfunded loan commitment. At March 31, 2017, the value of these securities amounted to $445,311 or 0.0% of net assets.

S	Includes securities issued by the Commonwealth of Puerto Rico in the amount of $28,012,500 or 1.3% of net assets.

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2017

ASSETS
Investments in Securities, at Value*	$2,984,868,380
Short Term Investments*	21,333,244
Interest and Dividends Receivable	46,623,550
Receivable for Investments Sold	29,129,634
Prepaid Expenses and Other Assets	44,381
Total Assets	3,081,999,189

LIABILITIES
Loan Payable	875,000,000
Payable for Investments Purchased	47,783,199
Investment Advisory Fees Payable	2,568,000
Administration, Fund Accounting and Custodian Fees Payable	1,144,418
Payable to Broker	919,518
Accrued Expenses	312,355
Professional Fees Payable	126,334
Total Liabilities	927,853,824
Commitments and Contingencies (See Note 2 and Note 9)
Net Assets	$2,154,145,365

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,414,152,355
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(15,262,748)
Accumulated Net Realized Gain (Loss) on Investments	(100,424,763)
Net Unrealized Appreciation (Depreciation) on Investments	(144,320,492)
Net Assets	$2,154,145,365

*Identified Cost:
Investments in Securities	$3,129,188,872
Short Term Investments	21,333,244

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,349,841
Net Asset Value per Share	$21.25

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	17

Statement of Operations	(Unaudited) For the Period Ended March 31, 2017

INVESTMENT INCOME
Income:
Interest	$112,293,482
Total Investment Income	112,293,482
Expenses:
Investment Advisory Fees	14,603,215
Interest Expense	6,458,392
Administration, Fund Accounting and Custodian Fees	2,326,856
Professional Fees	120,912
Shareholder Reporting Expenses	97,182
Trustees Fees	76,483
Registration Fees	51,848
Miscellaneous Expenses	20,242
Insurance Expenses	13,949
Transfer Agent Expenses	12,733
Total Expenses	23,781,812

Net Investment Income (Loss)	88,511,670

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	7,540,018
Net Change in Unrealized Appreciation (Depreciation) on Investments	67,002,902
Net Realized and Unrealized Gain (Loss) on Investments	74,542,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$163,054,590

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For the Period Ended March 31, 2017

	Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

OPERATIONS
Net Investment Income (Loss)	$88,511,670	$172,964,027
Net Realized Gain (Loss) on Investments	7,540,018	(53,038,530)
Net Change in Unrealized Appreciation (Depreciation) on Investments	67,002,902	147,845,611
Net Increase (Decrease) in Net Assets Resulting from Operations	163,054,590	267,771,108

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(92,127,006)	(190,924,692)
From Return of Capital	—	(322,459)

Total Distributions to Shareholders	(92,127,006)	(191,247,151)

Total Increase (Decrease) in Net Assets	$70,927,584	$76,523,957

NET ASSETS
Beginning of Period	$2,083,217,781	$2,006,693,824
End of Period	$2,154,145,365	$2,083,217,781

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(15,262,748)	$(11,647,412)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	19

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2017

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$163,054,590
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(852,606,651)
Proceeds from Disposition of Long Term Investments	754,461,757
Net (Purchases of) Proceeds from Disposition of Short Term Investments	17,090,715
Net Amortization (Accretion) of Premiums/Discounts	(1,766,616)
Net Realized (Gain) Loss on Investments	(7,540,018)
Net Change in Unrealized (Appreciation) Depreciation of Investments	(67,002,902)
(Increase) Decrease in:
Receivable for Investments Sold	(11,683,336)
Interest and Dividends Receivable	(3,094,733)
Prepaid Expenses and Other Assets	75,649
Increase (Decrease) in:
Payable for Investments Purchased	(9,440,736)
Investment Advisory Fees Payable	229,783
Payable to Broker	(172,996)
Accrued Expenses	163,925
Administration, Fund Accounting and Custodian Fees Payable	22,993
Professional Fees Payable	(53,498)
Net Cash Provided By (Used In) Operating Activities	(18,262,074)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	105,000,000
Cash Dividends Paid to Common Stockholders	(92,127,006)
Net Cash Provided By (Used In) Financing Activities	12,872,994

NET CHANGE IN CASH
Cash at Beginning of Period	5,389,080
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$6,265,933

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2017

	Period Ended March 31, 2017 (Unaudited)		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Period	$20.55		$19.80	$23.17	$22.24	$23.83 [2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.87		1.71	1.85	1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	0.74		0.93	(3.32)	0.95	(1.55)
Total from Investment Operations	1.61		2.64	(1.47)	2.73	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.91)		(1.89)	(1.90)	(1.80)	(0.59)
Return of Capital	—		— [8]	—	—	(0.01)
Total Distributions	(0.91)		(1.89)	(1.90)	(1.80)	(0.60)
Net Asset Value, End of Period	$21.25		$20.55	$19.80	$23.17	$22.24
Market Price, End of Period	$20.07		$19.15	$17.29	$21.65	$21.95
Total Return on Net Asset Value[4]	8.04%	[7]	14.66%	(6.77)%	12.66%	(4.16)%[7]
Total Return on Market Price[5]	9.80%	[7]	23.32%	(12.20)%	7.21%	(9.73)%[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$2,154,145		$2,083,218	$2,006,694	$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.27%	[6]	2.26%	2.27%	2.17%	1.74% [6]
Expenses, excluding interest expense	1.65%	[6]	1.69%	1.75%	1.71%	1.47% [6]
Net Investment Income (Loss)	8.44%	[6]	8.97%	8.41%	7.71%	5.71% [6]
Portfolio Turnover Rate	26%	[7]	35%	51%	55%	5% [7]

[1]	The Fund commenced operations on April 26, 2013.
[2]	Net Asset Value, Beginning of Period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.
[8]	Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	21

Notes to Financial Statements	(Unaudited) March 31, 2017

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. The Fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2017, the Fund did not hold any investments in private investment funds.

Over-the-counter financial derivative instruments, such as foreign currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker

22	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2017

dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy. As of March 31, 2017, the Fund has no derivative instruments.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As of March 31, 2017, the Fund had no outstanding reverse repurchase agreements.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20171:

Category
Investments in Securities
Level 1
Exchange Traded Funds and Common Stocks	$16,424,164
Money Market Funds	21,333,244
Total Level 1	37,757,408
Level 2
Foreign Corporate Bonds	1,318,954,503
US Corporate Bonds	561,910,398
Bank Loans	252,404,955
Collateralized Loan Obligations	198,628,760
US Government / Agency Mortgage Backed Obligations	142,059,237
Non-Agency Commercial Mortgage Backed Obligations	126,883,445
Non-Agency Residential Collateralized Mortgage Obligations	124,585,275
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	91,022,400
Municipal Bonds	28,012,500
Warrants	327,269
Total Level 2	2,844,788,742
Level 3
Non-Agency Commercial Mortgage Backed Obligations	123,516,521
US Corporate Bonds	102,000
Bank Loans	36,953
Total Level 3	123,655,474
Total	$3,006,201,624

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2017.

Semi-Annual Report	March 31, 2017	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2016	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 3/31/2017	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2017 [3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$104,065,280	$—	$(5,520,757)	$1,588,145	$23,383,853	$—	$—	$—	$123,516,521	$(5,761,062)
U.S. Corporate Bonds	1,080,000	—	(978,000)	—	—	—	—	—	102,000	(978,000)
Bank Loans	468,943	—	(431,990)	—	—	—	—	—	36,953	(431,990)

Total	$105,614,223	$—	$(6,930,747)	$1,588,145	$23,383,853	$—	$—	$—	$123,655,474	$(7,171,052)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2017 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2017 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Commercial Mortgage Backed Obligations	$123,516,521	Market Comparables	Yields	9.56% - 24.95%	Increase in yields would result in the decrease in the fair value of the security
U.S. Corporate Bonds	102,000	Market Comparables	Market Quotes	$1.28	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Bank Loans	36,953	Market Comparables	Market Quotes	$1.08	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

24	DoubleLine Income Solutions Fund

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D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2017, these commitments had a market value of $445,311 and are disclosed in the accompanying Schedule of Investments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2017, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 5,963 shares of the Fund as of March 31, 2017. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended March 31, 2017, purchases and sales of investments, excluding short term investments, were $852,606,651 and $754,461,757, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

Semi-Annual Report	March 31, 2017	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2017	Year Ended September 30, 2016
Distributions Paid From:
Ordinary Income	$92,127,006	$190,924,692
Return of Capital	—	322,459
Total Distributions Paid	$92,127,006	$191,247,151

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

The cost basis of investments for federal income tax purposes as of March 31, 2017, was as follows:

Tax Cost of Investments	$3,166,867,338
Gross Tax Unrealized Appreciation	84,983,275
Gross Tax Unrealized Depreciation	(245,648,989)
Net Tax Unrealized Appreciation (Depreciation)	(160,665,714)

As of September 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	(227,668,616)
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Gains (Losses)	(103,266,971)
Total Accumulated Earnings (Losses)	(330,935,587)

As of September 30, 2016, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$50,361,449	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2016, the Fund deferred, on a tax basis, qualified late year losses of $52,892,861.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, PFICs, paydown losses, defaulted securities and return of capital. For the year ended September 30, 2016, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$3,386,092	$(3,063,633)	$(322,459)

6.  Share Transactions

There were no transactions in the Fund’s shares for the period ended March 31, 2017 and the year ended September 30, 2016.

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $76,483 from the Fund during the period ended March 31, 2017. These trustees may elect to defer the cash payment of part or all of their compensation. These

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2017

deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $76,483, which includes $75,732 in current fees (either paid in cash or deferred) and an increase of $751 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

The Fund currently maintains a Revolving Credit and Security Agreement with HSBC Bank USA, National Association (“HSBC”) and The Bank of New York Mellon (“BNY”) (the “HSBC/BNY credit facility”). Prior to February 21, 2017, under the HSBC/BNY credit facility, $850,000,000 was made available to the Fund. Effective February 21, 2017, the amount made available to the Fund was increased to $900,000,000. Borrowings under the HSBC/BNY credit facility bear an interest rate that is based on the London Interbank Offered Rate (LIBOR) and the period of the borrowing plus an additional 0.75%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying an extension fee equal to 0.08% of the credit available to the Fund under the HSBC/BNY credit facility and a commitment fee of up to 0.25% of the available credit that has not been borrowed by the Fund. The HSBC/BNY credit facility was amended to extend the maturity date an additional 182 days to November 17, 2017. The HSBC/BNY credit facility may be extended by agreement of the parties for successive periods not exceeding 364 days from the date of any such extension, provided that the Fund may terminate in whole or reduce in part the unused portion of the credit facility at any time upon 30 days’ prior written notice to HSBC, as the lending agent.

For the period ended March 31, 2017, the Fund’s activity under the HSBC/BNY credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Structuring Fee	Commitment Fee
$900,000,000	$825,989,011	$875,000,000	$5,946,267	$283,333	$22,896

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

Semi-Annual Report	March 31, 2017	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

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(Unaudited) March 31, 2017

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	restricted securities risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Semi-Annual Report	March 31, 2017	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

30	DoubleLine Income Solutions Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 9, 2017 meeting (the “Meeting”) of the Boards of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT and DBL, are the “Trusts”), including in respect of each of DFT’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of DoubleLine Total Return Bond Fund (“Total Return”), DoubleLine Core Fixed Income Fund (“Core Fixed Income”), DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Cayman Multi Asset Growth Fund I Ltd., DoubleLine Low Duration Fund (“Low Duration”), DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Shiller Enhanced CAPE® (“CAPE”), DoubleLine Flexible Income Fund (“Flexible Income”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), DoubleLine Selective Credit Fund (“Selective Credit”), DoubleLine Long Duration Total Return Bond Fund (“LD Total Return”), and DoubleLine Global Bond Fund (“Global Bond”) (collectively, with DoubleLine Strategic Commodity Fund (“Strategic Commodity”), the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreements (the “Commodity Advisory Agreements”) between DoubleLine Alternatives LP (formerly, DoubleLine Commodity LP) (“DoubleLine Alternatives” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of Strategic Commodity and DoubleLine Strategic Commodity Ltd., as applicable, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement between DoubleLine Capital and DSL (the “DSL Advisory Agreement” and together with the DFT Advisory Agreements, the Commodity Advisory Agreements, and the DBL Advisory Agreement, the “Advisory Agreements”) for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees noted that they would consider the proposed renewal of each Fund’s Advisory Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year.

The Trustees’ determination to approve the continuance of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both for the February 9, 2017 meeting and at prior meetings. Those meetings include meetings held by the Independent Trustees outside the presence of management and meetings held on February 1, 2017, February 3, 2017 and February 7, 2017 specifically to review and consider materials related to the proposed continuance of each Advisory Agreement. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

Semi-Annual Report	March 31, 2017	31

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2017

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by the Adviser to each Fund, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that the Adviser provides a full investment program for the Funds it advises, and noted the Adviser’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund, the Board considered the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2016 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2016 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Independent Trustees met with Strategic Insight representatives to receive a report regarding Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges Strategic Insight encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain 15(c) Funds, such as CAPE, LDEMFI and MAG.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each DFT 15(c) Fund, other than Total Return, LDEMFI, Selective Credit, Floating Rate and Global Bond, was in the first or second performance quartile relative to its respective peer group over the one-year period ending December 31, 2016, and that each DFT 15(c) Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective peers for the three- and five-year periods ended December 31, 2016 (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively, and Floating Rate, which was in the third quartile for the three-year period). The Trustees noted the reasons provided by management for the relative underperformance of each Fund that performed in the third or fourth performance quartile over the one- or three-year period ending December 31, 2016 (as applicable), including Floating Rate’s relatively low exposure to lower quality credits and Total Return’s and Selective Credit’s relative underweight to corporate bonds. The Trustees also considered management’s explanation of the unique investment strategies of MAG and LDEMFI in evaluating their performance relative to the peer groups as presented by Strategic Insight. The Trustees further noted the reasons provided by management for the relative underperformance of Global Bond during its initial period of operations and they considered that the Fund has only a short operating history.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE and EMFI, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that each DFT 15(c) Fund, other than EMFI and MAG, had a net management fee ratio in the first or second quartile relative to its respective peer group. The Trustees noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. They noted that EMFI’s net total expense ratio was near the median of its peer group, that EMFI’s net management fee, though above the median, was below a number of its peers, and that EMFI’s performance was in the first quartile of its peer group over each period shown in the Strategic Insight Reports. The Trustees noted that MAG’s net management fee was only slightly above median and that MAG’s net total expense ratio was below the median of its peer group. The Trustees also noted DoubleLine’s commitment, effective April 1, 2017, to reduce MAG’s investment advisory fee from 1.00% to 0.95%, and make a commensurate reduction in MAG’s expense limitation agreement for a period of at least one year.

The Trustees evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., not including those assets attributable to borrowings and certain other forms of leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2016 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for the three-year period shown, but that DBL’s performance had been in the fourth quartile over the one-year period. The Trustees noted that DBL’s net management fee ratio based on managed assets was above the median of its peer group, but that DBL’s net total expense ratios (both on a managed assets and net asset basis and including IRE in both instances) were below DBL’s peer group medians, as was DBL’s net management fee based on net assets.

32	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2017

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the three-month, six-month, one-year, and three-year periods shown. The Trustees noted that DSL’s management fee (both on a managed assets and net asset basis) was above median and near the highest in its peer group on a managed assets basis, and that DSL’s net operating expense ratios (both on a managed assets and net asset basis and including investment related expenses in each case) were above, but near the median of DSL’s peer group.

In evaluating DBL’s and DSL’s comparative management fees and expenses, the Trustees considered they had received reports from DoubleLine supporting the conclusion that DBL’s and DSL’s total return performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DSL’s first quartile performance across all periods shown, and DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group. The Trustees also acknowledged comments from DoubleLine that DBL’s lack of exposure to high yield and other corporate debt contributed to its recent relative underperformance. In evaluating the comparative net management fees, the Trustees also considered DoubleLine’s statement that the Adviser had attempted to set each Fund’s fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2016. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage has benefitted the total return performance of DBL and DSL and continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information

Semi-Annual Report	March 31, 2017	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2017

concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits that DoubleLine reported it and its affiliates receive as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Adviser’s profitability in respect of each 15(c) Fund was shown both before and after certain distribution and shareholder servicing payments made by the Adviser. They noted that they would consider the profitability margins before distribution and shareholder servicing payments borne by DoubleLine for purposes of evaluating whether to continue each Advisory Agreement for another one-year period. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that in light of other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine could receive in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine funds, and they noted DoubleLine’s representations that soft dollar arrangements are not currently in place for any of the Funds. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to seek to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG and Strategic Commodity made certain investments through subsidiaries organized as a Cayman Islands exempted company (the “Subsidiaries”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiaries generally in the same manner as they had considered the advisory arrangements for MAG and Strategic Commodity.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of any Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

34	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2017

For the fiscal year ended September 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016, was as follows:

Dividends Received Deduction
0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2016, was as follows:

Qualified Short-term Gains
0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2016, was as follows:

Qualified Interest Income
75.47%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2017	35

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2017

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

36	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2017

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2017	37

Information About Proxy Voting	(Unaudited) March 31, 2017

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 24, 2017 for shareholders of record as of the close of business on December 16, 2016 to re-elect John C. Salter, a Class I trustee nominee, for the Fund. The nominee was elected with 82,967,947 affirmative votes and 1,955,601 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

38	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2017

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2017	39

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2017

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

40	DoubleLine Income Solutions Fund

Privacy Notice	(Unaudited) March 31, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	March 31, 2017	41

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DSL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b)

under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/31/2017

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/31/2017

* Print the name and title of each signing officer under his or her signature.